UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: May 20, 2014

KINGDOM KONCRETE, INC.

 (Exact name of registrant as specified in its charter)

Nevada

 (State or other jurisdiction of incorporation)

333-138111	20-5587756
(Commission File Number)	(I.R.S. Employer Identification No.)

4232 E. Interstate 30, Rockwall, Texas 75087

(Address of principal executive offices)

(972) 771-4205

(Issuer's telephone number)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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Item 1.01 Entry Into a Material Definitive Agreement

Merger with Latitude 360, Inc.

On April 8, 2014, Kingdom Koncrete, Inc., a Nevada corporation (the “Company”), Latitude Global Acquisition Corp., a Florida corporation and a wholly-owned subsidiary of the Company (the “Merger Sub”), and Latitude 360, Inc., a Florida corporation (“L360”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Closing under the Merger Agreement was scheduled to close on or before May 2, 2014. L360 previously requested an extension for the Closing to occur on or before May 9, 2014, with an option to further extend the closing date to May 16, 2014, if so requested by L360. The extension was granted by the Company in that certain Amendment to the Merger Agreement, dated May 2, 2014 (the “First Amendment”), as disclosed on Form 8-K filed with the Commission on May 5, 2014.

Under the terms of the Merger Agreement, the Company’s wholly owned subsidiary, Kingdom Concrete, Inc., a Texas corporation (“Kingdom Texas”) was to be “spun-out” to the Company’s current CEO, Edward Stevens (“Stevens”) in exchange for the cancelation of Six Hundred Thousand (600,000) shares of the Company’s common stock, $0.001 par value, held by Stevens.

However, subsequent to the First Amendment, after significant discussions among the parties, each determined that certain core competencies Kingdom Concrete would provide significant benefits to L360 in executing on its business plan; which includes among other things, the substantial expansion of its business by adding new locations. The addition of a new location requires substantial build-out of a commercial space to meet L360’s specifications for operation. As such L360’s management team determined that the Company’s management’s experience, skill sets and in certain cases, the concrete products it sells through Kingdom Texas will help L360 execute on its business plan with respect to the preparation and the construction associated with its new target locations.

Based on the forgoing, among other considerations, the parties have agreed to further amend the Merger Agreement to provide that the Company will retain Kingdom Texas as a wholly owned subsidiary and to further extend the outside closing date to May 30, 2014 in an Amendment No. 2 to Merger Agreement dated May 16, 2014 (the “Second Amendment”).

A copy of the Second Amendment is filed as Exhibit 10.1 to this report.  The foregoing summary of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such exhibit.

Item 9.01 Financial Statements and Exhibits

10.1 Amendment No. 2 to Agreement and Plan of Merger

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 20, 2014

Kingdom Koncrete, Inc.

By:	/s/ Edward Stevens
Edward Stevens President and CEO (Principal Executive, Financial and Accounting Officer)

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